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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2001




                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
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           (Exact names of registrants as specified in their charters)


    DELAWARE                      001-15843                     13-3989167
     TEXAS                        333-48279                     74-1282680
----------------              ----------------              --------------------
(States or other              (Commission File                (IRS Employer
jurisdictions of                  Numbers)                  Identification Nos.)
incorporation)


  4440 BRITTMOORE ROAD, HOUSTON, TEXAS                              77041
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(Address of principal executive offices)                          (Zip Code)


                                 (713) 335-7000
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              (Registrants' telephone number, including area code)


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Item 5.      Other Events and Regulation FD Disclosure

             Jack B. Hilburn, who served as Senior Vice President of Universal Compression Holdings, Inc. (the "Company"), retired effective September 30, 2001.

Item 9.      Regulation FD Disclosure

              On October 5, 2001, Stephen A. Snider, the Company's President and Chief Executive Officer, and Richard W. FitzGerald, the Company's Senior Vice President and Chief Financial Officer, addressed the investment community via live audio webcast at Deutsche Banc Alex. Brown's 2001 Global High Yield Conference. During the webcast, the Company reaffirmed guidance with respect to, among other things, its expected revenues and EBITDA, as adjusted, for the current fiscal year. A replay of the webcast and the accompanying slides will be available through October 15, 2001 by selecting the Company's presentation at http://webevents.broadcast.com/db/HiYield0701.

              Statements about the Company's outlook and all other statements in this Report other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are beyond the Company's control, that could cause its actual results to differ materially from such statements. While the Company believes that the assumptions concerning future events are reasonable, there are inherent difficulties in predicting certain important factors that could impact our future performance. Such risks and uncertainties include, but are not limited to, (1) failure to consummate acquisitions or integrate acquired businesses, (2) conditions in the oil and gas industry, including the demand for natural gas as well as impacts from the price of natural gas and oil, (3) competition among the various providers of contract compression services, (4) changes in safety and environmental regulations pertaining to the production and transportation of natural gas, (5) changes in economic or political conditions in the markets in which the Company operates, (6) acts of war or terrorism or governmental or military responses thereto, (7) introduction of competing technologies by other companies, (8) the ability to retain and grow our customer base, (9) employment workforce factors, including loss of key employees, and (10) liability claims related to the use of the products and services. These factors, when applicable, are discussed in the Company's filings with the Securities and Exchange Commission, copies of which are available to the public. The Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            UNIVERSAL COMPRESSION HOLDINGS, INC.
                                            UNIVERSAL COMPRESSION, INC.
                                            (Registrants)



Date:  October 5, 2001                      By: /s/ RICHARD W. FITZGERALD
                                               ---------------------------------
                                               Richard W. FitzGerald
                                               Senior Vice President and Chief
                                                Financial Officer